MASTER EQUIPMENT LEASE AGREEMENT

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                         Master Equipment Lease Agreement Number A2071
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Leased to              Name               Independent Bankshares, Inc.
(Lessee)                Address            500 Chestnut, P.O. Box 3296                Phone (915) 677-5550
                                City                   Abilene                                          State    TX      Zip    79604
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1.

AGREEMENT. NCR Credit Corporation (Lessor) agrees to lease to Lessee and Lessee agrees to lease from Lessor the equipment (Equipment) described in any schedule (Schedule) that incorporates this Master Equipment Lease Agreement (Agreement) by reference. A Schedule shall incorporate this Agreement by reference by listing the above-referenced Lease Number thereon. Such lease shall be governed by the terms and conditions of this Agreement, as well as by the terms and conditions set forth in the applicable Schedule. Each Schedule shall constitute an agreement separate and distinct from this Agreement and any other Schedule. In the event of a conflict between the provisions of this Agreement and a Schedule, the provisions of the Schedule shall govern.

2.

ASSIGNMENT OF PURCHASE DOCUMENTS. Lessee shall execute and deliver to Lessor a writing acceptable to Lessor whereby Lessor is assigned all of Lessee's rights and interest in and to: (a) the Equipment described in the applicable Schedule and (b) any purchase order, contract or other documents (collectively, Purchase Documents) relating thereto that Lessee has entered into with the Seller (as specified in the applicable Schedule). If Seller is not an affiliate of Lessor, Lessee shall deliver to Lessor a writing acceptable to Lessor whereby Seller acknowledges, and provides any required consent to, such assignment. If Lessee has not entered into any Purchase Document for the Equipment with Seller, Lessee authorizes Lessor to act as Lessee's agent to issue a purchase order to Seller for the Equipment, and for associated matters, and such purchase order shall be subject to this Section 2 and all references in this Agreement to Purchase Documents shall include such purchase order. By executing the applicable Schedule, Lessee represents and warrants that Lessee either (y) has reviewed, approved and received a copy of the applicable Purchase Documents or (z) has been informed by Lessor (i) of the identity of the Seller, (ii) that Lessee may have rights under the Purchase Documents and (iii) that Lessee may contact Seller for a description of such rights.

3.

DELIVERY; ACCEPTANCE. Lessee shall cause the Equipment to be delivered to Lessee at the Equipment Location (as specified in the applicable Schedule) and Lessee shall accept the Equipment as soon as it is delivered or, if acceptance criteria is specified in the applicable Purchase Documents, as soon as it has met such criteria. Lessee shall evidence its acceptance of the Equipment and commencement of the lease with respect thereto by executing and delivering to Lessor a commencement certificate (Commencement Certificate) in a form acceptable to a Lessor. By executing and delivering a Commencement Certificate to Lessor, (a) Lessee represents and warrants that it has selected the Equipment and Seller specified on the applicable Schedule and (b) Lessee shall irrevocably accept such Equipment under lease.

4.

PURCHASE OF EQUIPMENT. Provided that no Event of Default (as defined in Section 19) exists, and no event has occurred and is continuing that with notice or the lapse of time or both would constitute an Event of Default, Lessor shall be obligated to purchase the Equipment from Seller and to lease the Equipment to Lessee if (and only if) Lessor receives on or before the Latest Commencement Date (as specified in the applicable Schedule) the related Commencement Certificate and Schedule (both executed by Lessee), and such other documents or assurances as Lessor may reasonably request.

5.

TERM. The initial term of each Schedule (Initial Term) shall begin on the date specified as the Commencement Date on the Commencement Certificate with respect to such Schedule and shall continue for the period specified in such Schedule. Any renewal term of a Schedule (Renewal Term) shall begin on the expiration of, as applicable, the Initial Term or any preceding Renewal Term (collectively, Term).

6.

RENT; ADVANCE RENT; LATE CHARGES. Lessee shall pay Lessor the first Rental Payment (as specified in the applicable Schedule) for the Equipment on or before the Commencement Date of the applicable Schedule, and shall pay Lessor the remaining periodic Rental Payments on or before the periodic payment dates specified in the applicable Schedule or, if periodic payment dates are not specified, on or before the corresponding day of each subsequent period during the Initial Term of the applicable Schedule, regardless of

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whether Lessee has received notice that such Rental Payments are due. Additionally, if pursuant to this Agreement or the applicable Schedule the term is extended or a renewal option exercised, Lessee shall also pay all Rental Payments required with respect thereto. All Rental Payments will be sent to Lessor's above-referenced address, or to such other address as specified by Lessor in writing. Lessee shall also pay Lessor Advance Rent (as specified in the applicable Schedule) for the Equipment when it signs the applicable Schedule, and such Advance Rent shall be refunded without interest to Lessee only if Lessor declines to sign the applicable Schedule. Advance Rent shall be credited to Lessee's first Rental Payment under the applicable Schedule, and any excess Advance Rent shall be credited to Lessee's final Rental Payment(s). Lessee agrees to pay Lessor a late charge of 5% of any Rental Payment (or other amount due hereunder) that is not paid within 10 days of its due date, plus interest at the rate of 1-1/2% per month on any such amounts (or such lesser rate as is the maximum rate allowable under applicable law). Also, in the event that more than one Schedule is entered into hereunder, the parties will use their best efforts to implement a common billing date for all Schedules.

7.

ADJUSTMENTS. The Total Purchase Price (as specified in the applicable Schedule) and Rental Payment set forth in each Schedule are estimates, and if the final invoice from Seller specifies a Total Purchase Price (including taxes, delivery, installation and other charges) that is greater or less than such estimated Total Purchase Price, Lessee hereby authorizes Lessor to adjust the Total Purchase Price and Rental Payment on the applicable Schedule to reflect the final invoice amount (Final Invoice Amount). If Option B in the Schedule has been selected, Lessee also authorizes Lessor to adjust such purchase and renewal options to reflect the Final Invoice Amount. However, if the Final Invoice Amount exceeds the estimated Total Purchase Price by more than 10%, Lessor will notify Lessee and obtain Lessee's prior written approval of the aforementioned adjustments; provided, however that such written approval shall not be required when such adjustments are caused by Equipment changes or system reconfigurations requested or caused by Lessee. Additionally, if Lessor financed any down payment for the Equipment pursuant to an interim financing agreement (Financing Agreement) with Lessee, Lessor may also adjust the Total Purchase Price and Rental Payment with respect to such Equipment to reflect any accrued interest that Lessee elects to finance. All references in this Agreement and in any Schedule to Total Purchase Price and Rental Payment shall mean the estimates thereof specified in the applicable Schedule, as adjusted pursuant to this Section 7.

8.

INSURANCE. At its own expense, Lessee shall provide and maintain the following insurance: (a) insurance against the loss or theft of or damage to the Equipment for the greater of the Stipulated Loss Value (computed as described in the applicable Schedule) or full replacement value thereof, naming Lessor as a loss payee; and (b) public liability and third party property damage insurance, naming Lessor as an additional insured. Such insurance shall be in a form, amount and with companies reasonably satisfactory to Lessor, shall contain the insurer's agreement to give Lessor 30 days' prior written notice before cancellation or material change thereof, and shall be payable to Lessor regardless of any act, omission or breach by Lessee. Lessee shall deliver to Lessor the insurance policies or copies thereof or certificates of such insurance on or before the Commencement Date of the applicable Schedule, and at such other times as Lessor may reasonably request. If no Event of Default exists, and no event has occurred and is continuing that with notice or the lapse of time or both would constitute an Event of Default, the proceeds of any insurance required under clause (a) hereof that have been paid to Lessor shall be applied against Lessee's obligation to Lessor under Section 13 of this Agreement.

9.

TAXES. Lessee shall reimburse Lessor for (or pay directly, but only if instructed by Lessor) all taxes, fees, and assessments that may be imposed by any taxing authority on the Equipment, on its purchase, ownership, delivery, possession, operation, rental, return to Lessor or its purchase by Lessee (collectively, Taxes); provided, however, that Lessee shall not be liable for any such Taxes (whether imposed by the United States of America or by any other domestic or foreign taxing authority) imposed or measured by Lessor's net income or tax preference items. Lessee's obligation includes, but is not limited to, the obligation to pay all license and registration fees and all sales, use, personal property and other taxes and governmental charges, together with any penalties, fines and interest thereon, that may be imposed during the Term of the applicable Schedule. Lessee is liable for these Taxes whether they are imposed upon Lessor, Lessee, the Equipment, this Agreement, the applicable Schedule or any Financing Agreement. If Lessee is required by law or administrative practice to make any refund or return with respect to such Taxes, Lessee shall promptly advise Lessor thereof in writing and shall cooperate with Lessor to ensure that such reports are properly filed and accurately reflect Lessor's interest in the Equipment. Lessor has no obligation to contest any such Taxes, however Lessee may do so provided that: (a) Lessee does so in its own name and at its own expense; (b) the contest does not and will not result in any lien attaching to any Equipment or otherwise jeopardize Lessor's right to any Equipment; and

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(c) Lessee indemnifies Lessor for all expenses (including legal fees and costs), liabilities and losses that Lessor incurs as a result of any such contest.
10.

REPAIRS; USE; LOCATION; LABELS. Lessee shall: (a) at its own expense, keep the Equipment in good repair, condition and working order and maintained in accordance with the manufacturer's recommended engineering and maintenance standards; (b) use the Equipment lawfully and exclusively in connection with its business operations and for the purpose for which the Equipment was designed and intended; and (c) without Lessor's prior written consent, not move the Equipment from the Equipment Location. If Lessor supplies Lessee with the labels stating that the Equipment is owned by Lessor, Lessee shall affix such labels to the Equipment pursuant to Lessor's instructions.

11.

MAINTENANCE; INSPECTION; ALTERATIONS. At its own expense, Lessee shall: (a) enter into and maintain a maintenance agreement for the Equipment with the manufacturer or other party acceptable to Lessor; (b)  maintain the Equipment in the same condition as when delivered, subject only to ordinary wear and tear, and in good operating order and appearance; (c) make all alterations or additions to the Equipment that may be required or supplied by the Seller or legally necessary; and (d) make no other alterations or additions to the Equipment (except for alterations or additions that will not impair the value or performance of the Equipment and that are readily removable without damage to the Equipment). Any modifications, alterations or additions to the Equipment (except as permitted by Section 11(d) above) shall become Lessor's property and shall also be deemed to be Equipment. Upon request, Lessor, or any party designated by Lessor, shall have the right to inspect the Equipment and Lessee's applicable maintenance agreement and records at any reasonable time.

12.

PERSONAL PROPERTY; LIENS AND ENCUMBRANCES; TITLE. The Equipment shall at all times remain personal property, notwithstanding that the Equipment, or any part thereof, may be (or becomes) affixed or attached to real property or any improvements thereon. Except for the interest of Lessor, Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances of any nature whatsoever. Except as expressly set forth in this Agreement, the Equipment shall at all times remain the property of Lessor and Lessee shall have no right, title or interest therein.

13.

RISK OF LOSS. As between Lessor and Lessee, Lessee shall bear the entire risk of loss, theft, destruction or damage to the Equipment from any cause whatsoever or requisition of the Equipment by any governmental entity or the taking of title to the Equipment by eminent domain or otherwise (collectively, Loss). Lessee shall advise Lessor in writing within 10 days of any such Loss. Except as provided below, no such Loss shall relieve Lessee of the obligation to pay Lessor Rental Payments and all other amounts owed hereunder. In the event of any such Loss, Lessor, at its option, may: (a) if the Loss has not materially impaired the Equipment (in Lessor's reasonable judgment), require Lessee, upon Lessor's demand, to place the Equipment in good condition and repair reasonably satisfactory to Lessor; or (b) if the Loss has materially impaired the Equipment (in Lessor's reasonable judgment), require Lessee, upon Lessor's demand, to pay Lessor its anticipated return (Lessor's Return), which shall consist of the following amounts: (i) the Rental Payments (and other amounts) then due and owing under the applicable Schedule; plus (ii) the Stipulated Loss Value (computed as described in the applicable Schedule) of the Equipment; plus (iii) all other amounts that become due and owing under the applicable Schedule, but only to the extent such amounts are not included in the moneys paid to Lessor pursuant to clauses (i) and (ii) above. Upon Lessor's full receipt of such Lessor's Return: (y) the applicable Schedule shall terminate, and except as provided in Section 30, Lessee shall be relieved of all obligations under the applicable Schedule; and (z) Lessor shall transfer all of its interest in the Equipment to Lessee "AS IS, WHERE IS," and without any warranty, express or implied from lessor, other than the absence of any liens or claims by, through, or under Lessor.

14.

NON-CANCELABLE NET LEASE. ALL LEASES HEREUNDER SHALL BE NON-CANCELABLE NET LEASES, AND LESSEE AGREES THAT IT HAS AN UNCONDITIONAL OBLIGATION TO PAY ALL RENTAL PAYMENTS AND OTHER AMOUNTS WHEN DUE. LESSEE IS NOT ENTITLED TO ABATE OR REDUCE RENTAL PAYMENTS OR ANY OTHER AMOUNTS DUE, OR TO SET OFF ANY CHARGES AGAINST THOSE AMOUNTS. LESSEE IS NOT ENTITLED TO RECOUPMENTS, CROSS CLAIMS, COUNTERCLAIMS OR ANY OTHER DEFENSES TO ANY RENTAL PAYMENTS OR OTHER AMOUNTS DUE HEREUNDER, WHETHER THOSE DEFENSES ARISE OUT OF CLAIMS BY LESSEE AGAINST LESSOR, SELLER, THIS AGREEMENT, ANY SCHEDULE OR OTHERWISE. NEITHER DEFECTS IN EQUIPMENT, DAMAGE TO IT, NOR ITS LOSS, DESTRUCTION OR LATE DELIVERY SHALL TERMINATE THIS AGREEMENT OR ANY SCHEDULE, OR AFFECT LESSEE'S

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OBLIGATIONS HEREUNDER, UNLESS LESSEE'S OBLIGATION TO PAY RENTAL PAYMENTS AND OTHER AMOUNTS HAS BEEN TERMINATED PURSUANT TO THE EXPRESS TERMS OF THIS AGREEMENT, ALL RENTAL PAYMENTS AND OTHER AMOUNTS SHALL CONTINUE TO BE DUE AND PAYABLE HEREUNDER.

15.

LESSOR DISCLAIMERS; LIMITATION OF REMEDIES. IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT: (A) LESSOR SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR PROMISE MADE BY SELLER, NEITHER SELLER NOR LESSOR SHALL ACT AS, OR BE DEEMED TO BE, AN AGENT OF THE OTHER, AND LESSOR SHALL NOT BE BOUND BY, OR LIABLE FOR, ANY REPRESENTATION OR PROMISE MADE BY SELLER (EVEN IF LESSOR IS AFFILIATED WITH SELLER); (B) LESSOR SHALL NOT BE LIABLE FOR ANY FAILURE OF ANY EQUIPMENT OR ANY DELAY IN ITS DELIVERY OR INSTALLATION; (C) LESSOR SHALL NOT BE LIABLE FOR ANY BREACH OF ANY WARRANTY THAT SELLER MAY HAVE MADE; (D) LESSEE HAS SELECTED ALL EQUIPMENT WITHOUT LESSOR'S ASSISTANCE; (E) LESSOR IS NOT A MANUFACTURER OF ANY EQUIPMENT; AND (F) LESSOR HAS NOT MADE AND DOES NOT NOW MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION, OR CONDITION OF ANY EQUIPMENT (OR ANY PART THEREOF), THE MERCHANTABILITY OR FITNESS OF EQUIPMENT FOR A PARTICULAR PURPOSE, OR ISSUES REGARDING PATENT INFRINGEMENT, TITLE AND THE LIKE. IT IS FURTHER AGREED THAT LESSOR SHALL HAVE NO LIABILITY TO LESSEE, LESSEE'S CUSTOMERS, OR ANY THIRD PARTIES FOR ANY DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY SCHEDULE OR CONCERNING ANY EQUIPMENT, OR FOR ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR LESSOR'S NEGLIGENCE; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SHALL DEPRIVE LESSEE OF ANY RIGHTS IT MAY HAVE AGAINST ANY PERSON OTHER THAN LESSOR. LESSEE SHALL LOOK SOLELY TO SELLER FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT. LESSOR HEREBY ASSIGNS TO LESSEE FOR THE TERM OF THE APPLICABLE SCHEDULE THE RIGHT TO ENFORCE, PROVIDED NO EVENT OF DEFAULT THEN EXISTS UNDER THIS AGREEMENT AND SUCH ENFORCEMENT IS PURSUED IN LESSEE'S NAME, ANY REPRESENTATIONS, WARRANTIES AND AGREEMENTS MADE BY SELLER PURSUANT TO THE PURCHASE DOCUMENTS, AND LESSEE MAY RETAIN ANY RECOVERY RESULTING FROM ANY SUCH ENFORCEMENT EFFORTS TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREINAFTER CONFERRED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN THIS SECTION OR OTHER SECTIONS OF THIS AGREEMENT.

16.

LESSEE WARRANTIES. Lessee represents, warrants and covenants to Lessor that: (a) unless it is an individual, Lessee is duly organized, validly existing and in good standing under applicable law; (b) Lessee has the power and authority to enter into this Agreement, all Schedules and all other related instruments or documents hereunder (collectively, Fundamental Agreements); (c) such Fundamental Agreements are enforceable against Lessee in accordance with their terms and do not violate or create a default under any instrument or agreement binding on Lessee; (d) there are no pending or threatened actions or proceedings before any court or administrative agency that could have a material adverse effect on Lessee or any Fundamental Agreement, unless such actions are disclosed to Lessor and consent to in writing by Lessor; (e) Lessee shall comply in all material respects with all Federal, state and municipal laws and regulations the violation of which could have a material adverse effect upon the Equipment or Lessee's performance of its obligations under any Fundamental Agreement; (f) Lessee shall obtain all governmental approvals necessary for it to enter into and perform each Fundamental Agreement; (g) each Fundamental Agreement shall be effective against all creditors of Lessee under applicable law, including fraudulent conveyance and bulk transfer laws, and shall raise no presumption of fraud; (h) financial statements and other related information furnished by Lessee shall be prepared in accordance with generally accepted accounting principles and shall present Lessee's financial position as of the dates given on such statements; (i) Lessee shall furnish Lessor with its certified financial statements, opinions of counsel, resolutions, and such other information and documents as Lessor may reasonably request; (j) ALL EQUIPMENT IS LEASED FOR BUSINESS PURPOSES ONLY, AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; and (k) all Equipment is tangible personal property and shall not become a fixture or real property under Lessee's use thereof. Lessee shall be deemed to have reaffirmed the foregoing warranties each time it executes any Fundamental Agreement.

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17.

GENERAL WARRANTY. Lessee shall indemnify, hold harmless, and, if so requested by Lessor, defend Lessor against all claims (Claims) directly or indirectly arising out of or connected with the Equipment or any Fundamental Agreement. Claims refer to all losses, liabilities, damages, penalties, expenses (including legal fees and costs, claims, actions, and suits, whether in contract or in tort, whether caused by Lessor's negligence or otherwise, and whether based on a theory of the liability of Lessor or otherwise, and includes, but is not limited to, matters regarding: (a) the selection, manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, maintenance, use, condition, return or operation o the Equipment; (b) any latent defects or other defects in any Equipment, whether or not discoverable by Lessor or by Lessee; (c) any patent, trademark, or copyright infringement; and (d) the condition of any Equipment arising or existing during Lessee's use.

18.

SURRENDER; EXTENSION OF TERM. Unless Lessee purchases the Equipment or renews the Term pursuant to the applicable Schedule, or acquires the Equipment pursuant to Section 13 hereof, Lessee shall, at its expense, deinstall, inspect, test, and properly pack the Equipment, and return the Equipment at the expiration of the Term, free of all liens and rights of others, by delivering it on board such common carrier as Lessor may specify with freight prepaid to any destination within the United States of America specified by Lessor. If Lessor so requests, Lessor and its agents shall have the right to enter upon any premises where Equipment may be located to perform any of Lessee's tasks noted above in this Section 18, and Lessee shall reimburse Lessor for all costs and expenses Lessor incurs in fulfilling such tasks. Lessee agrees that the Equipment, when returned to Lessor, shall be in the same condition as when delivered to Lessee, reasonable wear and tear excepted, and certified as being eligible for Seller's or the manufacturer's generally available maintenance contract at then prevailing rates, without Lessor incurring any expense to repair, rehabilitate or certify such Equipment (Lessee shall be liable for all costs and expenses Lessor incurs to place the Equipment in such condition. If requested by Lessor, Lessee, at its expense, shall store the Equipment on its premises for a reasonable period, during which period the Equipment shall be subject to all of the terms and conditions hereof, except for the obligation to make Rental Payments. In all instances where Lessee is returning Equipment to Lessor, Lessee shall give Lessor written notice thereof in accordance with the terms of the applicable Schedule. If Lessee fails to provide the aforementioned notice or return the Equipment to Lessor in the time and manner provided above, the Term shall be extended in accordance with the terms of the applicable Schedule. If any Schedule is extended pursuant to the preceding sentence, Lessee shall continue to pay the higher of the periodic Rental Payments in effect prior to the expiration of the ten existing term of the applicable Schedule (whether it be the Initial Term or any Renewal Term (Applicable Term)) or such other periodic rental payment amount as is specified for such extension period in the Schedule, and all other provisions of this Agreement shall continue to apply.

19.

EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default under this Agreement and all Schedules: (a) Lessee fails to pay any Rental Payment or any other amount payable to Lessor hereunder within 10 days after its due date; or (b) Lessee fails to perform or observe any other representation, warranty, covenant, condition or agreement to be performed or observed by Lessee hereunder or in any other agreement with Lessor, or in any agreement with any other person that in Lessor's sole opinion is a material agreement, and Lessee fails to cure any such breach within 10 days after notice thereof; or (c) any representation or warranty made by Lessee hereunder, or in any other instrument provided to Lessor by Lessee, proves to be incorrect in any material respect when made; or (d) Lessee makes an assignment for the benefit of creditors, whether voluntary or involuntary; or (e) a proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law is filed by or against Lessee or Lessee takes any action to authorize any of the foregoing matters; or (f) Lessee becomes insolvent or fails generally to pay its debts as they become due, the Equipment is levied against, seized or attached, the Lessee seeks to effectuate a bulk sale of Lessee's inventory or assets; or (g) Lessee voluntarily or involuntarily dissolves or is dissolved, or terminates or is terminated; or (h) any guarantor dies or revokes a guaranty provided to Lessor under this Agreement; or (i) any guarantor under this Agreement is the subject of an event listed in clauses (b) through (g) above; or (j) any letter of credit required pursuant to any Schedule is breached, canceled, terminated or not renewed during the Term of any such Schedule.

20.

REMEDIES. If an Event of Default occurs, Lessor may, in its sole discretion, exercise one or more of the following remedies: (a) terminate this Agreement or any and all Schedules; or (b) take possession of, or render unusable, any Equipment wherever the Equipment may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such action, and no such action shall constitute a termination of any Schedule; or (c) require Lessee to deliver the Equipment at a

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location designated by Lessor; or (d) declare the Lessor's Return (as defined in Section 13 hereof and calculated by Lessor as of the date of the Event of Default) for each applicable Schedule due and payable as liquidated damages for loss of a bargain and not as a penalty and in lieu of any further Rental Payments under the applicable Schedule; or (e) proceed by court action to enforce performance by Lessee of any Schedule and/or to recover all damages and expenses incurred by Lessor by reason of any Event of Default; or (f) terminate any other agreement that Lessor may have with Lessee; or (g) exercise any other right or remedy available to Lessor at law or in equity. Also, Lessee shall pay Lessor all costs and expenses (including legal fees and cost and fees of collection agencies) incurred by Lessor in enforcing any of the terms, conditions or provisions of this Agreement. Upon repossession or surrender of any Equipment, Lessor shall lease, sell or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and at public or private sale, and apply the net proceeds thereof (after deducting all expenses (including legal fees and costs) incurred in connection therewith) to the amount owed to Lessor hereunder; provided, however, that Lessee shall remain liable to Lessor for any deficiency that remains after any sale or lease of such Equipment. Lessee agrees that with respect to any notice of a sale required by law to be given, 10 days' notice shall constitute reasonable notice. These remedies are cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time.

21.

LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to perform any of its obligations hereunder, Lessor may perform any act or make any payment that Lessor deems reasonably necessary for the maintenance and preservation of the Equipment and Lessor's interests therein; provided, however, that the performance of any act or payment by Lessor shall not be deemed a waiver of, or release Lessee from, the obligation at issue. All sums so paid by Lessor, together with expenses (including legal fees and costs) incurred by Lessor in connection therewith, shall be paid to Lessor by Lessee immediately upon demand.

22.

FINANCING OF ADDITIONS. If, under any Schedule, Lessee intends to make any addition to the Equipment, Lessee shall, in writing, request Lessor to finance the costs of such addition. Lessee shall provide Lessor with the terms under which it hopes to obtain the financing, and upon receiving such a request Lessor shall determine, in its sole discretion, whether to provide such financing. If Lessor does not, within 20 days after receiving Lessee's request, offer to finance the addition upon the terms requested by Lessee, Lessee may obtain offers from third parties for financing the addition, and Lessee shall notify Lessor of the details of any third party financing offer Lessee would like to accept (Third Party Offer). If Lessor has not made a financing offer to Lessee on terms substantially similar to the Third Party Offer within 20 days of receiving Lessee's notice, Lessee may accept the Third Party Offer unless: (a) the aggregate cost to Lessee of obtaining financing from the Third Party Offer is greater than the aggregate cost under Lessor's financing offer; (b) the Third Party Offer would create a security interest in, or a lien on, the Equipment; or (c) the addition is not permitted under Section 11(d) hereof.

23.

ASSIGNMENT BY LESSOR. Lessor shall have the unqualified right to assign, pledge, transfer, mortgage or otherwise convey any of its interests hereunder or in any Schedule or any Equipment, in whole or in part, without notice to, or consent of, Lessee. If any Schedule is assigned, Lessee shall: (a) unless otherwise specified by the Lessor and the assignee (Assignee) specified by Lessor, pay all amounts due under the applicable Schedule to such Assignee, notwithstanding any defense, setoff or counterclaim whatsoever that Lessee may have against Lessor or Assignee; (b) not permit the applicable Schedule to be amended or the terms thereof waived without the prior written consent of the Assignee; (c) not require the Assignee to perform any obligations of Lessor, other than those that are expressly assumed in writing by such Assignee; and (d) execute such acknowledgments thereto as may be requested by Lessor. It is further agreed that: (x) each Assignee shall be entitled to all of Lessor's rights, powers and privileges under the applicable Schedule, to the extent assigned; (y) any Assignee may reassign its rights and interest under the applicable Schedule with the same force and effect as the assignment described herein; and (z) any payments received by the Assignee from Lessee with respect to the assigned portion of the Schedule shall, to the extent thereof, discharge the obligations of Lessee to Lessor with respect to the assigned portion of the Schedule. LESSEE ACKNOWLEDGES THAT ANY ASSIGNMENT OR TRANSFER BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS UNDER THE ASSIGNED SCHEDULE.

24.

CAPTIONS; COUNTERPARTS; INTEGRATION; ENTIRE AGREEMENT. The captions contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. Only one counterpart of the Schedule shall be marked "Original" (Original), and all other counterparts thereof shall be

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marked as, and shall be, duplicates. To the extent that any Schedule constitutes chattel paper (as such term is defined in the Uniform Commercial Code in effect in any applicable jurisdiction), no security interest in such Schedule may be created through the transfer or possession of any counterpart other than the Original. Lessee understands and agrees that any affiliate or subsidiary of AT&T Capital Corporation may, as lessor, execute Schedules under this Agreement, in which event the terms and conditions of the applicable Schedule and this Agreement as it relates to the lessor under such Schedule shall be binding upon and shall inure to the benefit of such entity executing such Schedule as lessor, as well as any successors or assigns of such entity. This Agreement and all other Fundamental Agreements executed by both Lessor and Lessee constitute the entire agreement between Lessor and Lessee relating to the leasing of the Equipment, and supersede all prior agreements relating thereto, whether written or oral, and may not be amended or modified except in a writing signed by the parties hereto.

25.

CHOICE OF LAW. EACH LEASE UNDER THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW JERSEY (STATE). If any provision of this Agreement or such Schedule shall be prohibited by or invalid under that law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or such Schedule. Lessor and Lessee consent to the jurisdiction of any local, state or Federal court located within the State, and waive any objection relating to improper venue or forum non conveniens to the conduct of any proceeding in any such court.

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BY EXECUTION HEREOF, THE UNDERSIGNED HEREBY CERTIFIES THAT HE/SHE HAS READ THIS AGREEMENT, INCLUDING THE REVERSE SIDE HEREOF, AND THAT HE/SHE IS DULY AUTHORIZED TO EXECUTE THIS AGREEMENT
NCR Credit Corporation ------------------------------------------------------------------ ------------------------------------------------------------------	Lessee Independent Bankshares, Inc. ----------------------------------------------------------------------- -----------------------------------------------------------------------
Signature /s/ Karen S. Folkerth ------------------------------------------------------------------	Signature /s/ Bryan Stephenson ----------------------------------------------------------------------
Name (Print) Karen S. Flolkerth ------------------------------------------------------------------	Name (Print) Bryan Stephenson ---------------------------------------------------------------------
Title Agent ------------------------------------------------------------------	Title President and CEO ----------------------------------------------------------------------
Date 2/8/93 ------------------------------------------------------------------	Date 12/24/92 ----------------------------------------------------------------------

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AMENDMENT TO MASTER EQUIPMENT LEASE AGREEMENT
LESSEE: INDEPENDENT BANKSHARES, INC.	LESSOR: NCR CREDIT CORPORATION
Street Address: 500 Chestnut, P.O. Box 3296	9797 Springboro Pike Miamisburg, Ohio 45342
Abilene, TX 79604	Lease Number:

        Lessor and Lessee hereby amend, as specified below, the Master Equipment Lease Agreement (Agreement) identified by the Lease Number specified above. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

        Lessee and Lessor intend that First State Bank, N.A. (Abilene), The First National Bank in Stamford, and First State Bank, N.A. (Odessa) become a party to the Agreement, and First State Bank, N.A. (Abilene), The First National Bank in Stamford, and First State Bank, N.A. (Odessa) desires to become a party thereto.

        1.     Section 1. The following two sentences shall be added to the end of paragraph one of the Agreement: "The rights and obligations of Independent Bankshares, Inc. as Lessee under this Agreement shall be available to the wholly owned subsidiaries of Lessee which have executed this Agreement below ("Subsidiaries"). Lessee or each of Lessee's Subsidiaries which is a party to this Agreement may, as Lessee, execute Schedules which incorporate this Agreement in which event the terms and conditions of the applicable Schedule which incorporate this Agreement in as it relates thereto, shall be binding upon and inure to the benefit of such Subsidiary, provided, however, all parties executing this Agreement shall be and are jointly and severally liable for the payment and performance of the obligations under all Schedules incorporating this Agreement by reference including, without limitation, Schedules executed by Independent Bankshares Inc. and/or such Subsidiaries. The act or notice from, or signature of any one or more of the parties hereto shall be binding on all of them with respect to the Agreement and each Schedule, including but not limited to, any renewal or extension of each Schedule."

        2.     Section 18, in the first sentence replace "to any destination within the United States of America specified by Lessor." with "to the nearest NCR Credit Corporation warehouse (which currently is in Santa Fe Springs, California)."

        3.     Section 18, in the fourth sentence replace "for a reasonable period" with "for thirty (30) days".

        4.     Section 19, in clause (b) replace "within 10 days' with "within 30 days".


        5.     Section 25, in the last sentence replace "of any local, state or Federal court located within the State, "with any Federal court located within the State (or if not available, any local or state court within the State),".

Lessor and Lessee hereby make this Amendment an integral part of the Agreement.

INDEPENDENT BANKSHARES, INC.	NCR CREDIT CORPORATION
By: /s/ (Lessee Authorized Signature)	By: /s/ Karen S. Folkerth (Lessor Authorized Signature)
(Type/Print Name)	Karen S. Folkerth (Type/Print Name)
(Title)	Agent (Title)
(Date)	(Date)

FIRST STATE BANK, N.A. (ABILENE)	FIRST STATE BANK, N.A. (ODESSA)
By: /s/ (Lessee Authorized Signature)	By: /s/ Michael D. Jarrett (Lessor Authorized Signature)
(Type/Print Name)	Michael D. Jarrett (Type/Print Name)
(Title)	President and CEO (Title)
(Date)	(Date)


FIRST NATIONAL BANK IN STAMFORD
By: /s/ (Lessee Authorized Signature)
(Type/Print Name)
(Title)
(Date)

[Credit Corp. logo] Commencement Certificate

Schedule Number SW-2228 Master Equipment Lease Number

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Leased to Name First State Bank, N.A.

(Lessee) -------------------------------------------------

Address P.O. Box 6429 Phone (915) 691-0000

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City Abilene State Texas Zip 79608

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Billing Address Complete this section if billing address is different from above address

Name Same

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Address Phone

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City State Zip

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Equipment This Certificate covers all equipment,

software,

Description and services number(s) below and incorporated

herein listed in the Purchase Order(s) identified

by reference.

Reference Number(s)

-------------------------------------------------

Description

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------

----------------------------------------------------------------

Special Terms

and Riders -------------------------------------------------

(if Applicable)

-------------------------------------------------

-------------------------------------------------

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Commencement -------------------------------------------------

Date

-------------------------------------------------

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Payment Capitalized terms used herein which are not

Commencement otherwise defined herein shall have the meaning

Schedule ascribed to them in the Schedule Master

Equipment Lease Agreement between the parties

hereto (the Agreement), identified by the Lease

Number specified above. In accordance with the

terms and provisions of this Agreement and the

Schedule identified by the Schedule Number

specified above, the Lessee hereby certifies and

states that: (a) all Equipment listed in the above-

referenced Schedule, as amended through the date

hereof (Related Equipment), has been delivered and

fully installed; (b) Lessee has inspected the

Related Equipment, and all testing as it deems

necessary has been performed by Lessee, the

manufacturer or Seller; (c) Lessee accepts the

Related Equipment for all purposes of the

Agreement, the Purchase Documents and all related

documents; (d) on the date hereof the Related

Equipment has Become for the first time

operational and available to be placed in service

for its specifically assigned function; (e) any

insurance policies required by Section 8 of the

Agreement have been obtained and are in full force

and effect; and (f) the Related Equipment is

located at the Equipment Location specified in the

Schedule.

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Lessee First State Bank, NA

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Abilene, Texas 79608

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Signature /s/ Jim Fitzhugh

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Name (Print) Jim Fitzhugh

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Title President

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Date 1-6-93

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NCR Credit Corporation

A Subsidiary of AT&T Capital Corporation


[Credit Corp. logo] Schedule

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Schedule Number Master Equipment Lease Number

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Leased to Name First State Bank, N.A.

(Lessee) -------------------------------------------------

Address P.O. Box 6429 Phone (915) 691-0000

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City Abilene State Texas Zip 79608

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Equipment

Location Name First State Bank, N.A. Central Branch

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Address 548 Oak Street Phone (915) 672-2902

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City Abilene State Texas Zip 79602

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Equipment This Schedule covers all equipment listed in the

Description purchase order(s) identified by reference

number(s) below and incorporated herein. This

Schedule shall supersede and replace as to Lessor

all preprinted terms on said purchase order(s).

Reference Number(s)

-------------------------------------------------

Description

-------------------------------------------------

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Payment Length of Initial Term

Schedule Schedule Number of Payments __

Rental Payment $____________plus sales tax

Advance Rent $_________

Rental Payment Period [X] Monthly Quarterly Other

Latest Commencement Date February 1, 1993

Fair Market Value (Option) [X]

Fixed Price Purchase (Option B)

Fixed Price Purchase $

Fixed Price Renewal $

Cycle [ ] Advance [x] Arrears

Total Purchase Price $_____________

Special Terms and Riders

Amendment to Master Equipment Lease Agreement

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Acknowledgment THIS SCHEDULE SHALL BE COVERED BY THE TERMS AND

CONDITIONS OF THE MASTER EQUIPMENT LEASE AGREEMENT

REFERENCED BY THE LEASE NUMBER SPECIFIED

ABOVE(AGREEMENT) AND THE TERMS AND CONDITIONS SET

FORTH ON THE FRONT AND BACK OF THIS SCHEDULE,

PURSUANT TO SUCH TERMS AND CONDITIONS, WHICH

LESSEE ACKNOWLEDGES THAT IT HAS READ AND

UNDERSTANDS, LESSEE AGREES TO LEASE FROM NCR

CREDIT CORPORATION (LESSOR) AND LESSOR AGREES TO

LEASE TO LESSEE THE ABOVE REFERENCED EQUIPMENT IT

IS FURTHER UNDERSTOOD AND AGREED THAT THE TERMS

AND CONDITIONS ON THE BACK OF THIS SCHEDULE MAY BE

DIFFERENT FROM THE TERMS AND CONDITIONS OF PRIOR

SCHEDULES. THIS SCHEDULE, THE AGREEMENT AND ALL

OTHER FUNDAMENTAL AGREEMENTS (AS DEFINED IN THE

AGREEMENT) EXECUTED BYBOTH LESSOR AND LESSEE

CONSTITUTE THE ENTIRE AGREEMENTBETWEEN LESSOR AND

LESSEE RELATING TO THE LEASING OFTHE RELATED

EQUIPMENT AND SUPERSEDE ALL PRIOR AGREEMENTS

RELATING THERETO, WHETHER WRITTEN OR ORAL AND MAY

NOT BE AMENDED OR MODIFIED EXCEPT IN A

WRITINGSIGNED BY THE PARTIES HERETO.

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BY EXECUTION HEREOF, THE UNDERSIGNED HEREBY CERTIFIES THAT HE/SHE

HAS READ THIS AGREEMENT, INCLUDING THE REVERSE SIDE HEREOF, AND

THAT HE/SHE IS DULY AUTHORIZED TO EXECUTE THIS AGREEMENT.

NCR Credit Corporation Lessee First State Bank, N.A.

------------------------------ ------------------------------

Abilene, Texas 79608

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Signature /s/ Karen S. Folkerth Signature /s/ Jim Fitzhugh

------------------------------ ------------------------------

Name (Print) Karen S. Folkerth Name (Print) Jim Fitzhugh

------------------------------ ------------------------------

Title Agent Title President

------------------------------ ------------------------------

Date 2-8-93 Date 1-6-93

------------------------------ ------------------------------

NCR Credit Corporation NCR Credit Corporation

A Subsidiary of AT&T Capital Corporation Commencement Certificate

F-8854 0992


The terms and conditions set forth below shall apply to Options A and B on the front of this Schedule; provided, however, that

Lessee may select only one of the two aforementioned options.

Capitalized terms used in this Schedule that are not otherwise defined herein shall have the meanings ascribed to them in the

Master Equipment Lease Agreement (Agreement) identified by the

Lease Number specified on the front of this Schedule. With

respect to the Equipment described on front of this Schedule, the terms and conditions of this Schedule shall prevail over any conflicting or inconsistent terms and conditions in the Agreement and/or any amendments thereto entered into prior to the execution of this Schedule.

1. OPTION A - FAIR MARKET VALUE PURCHASE AND RENEWAL

OPTIONS. (a) if Option A has been selected, no Event of Default exists, no event has occurred and is continuing that with notice or the lapse of time or both would constitute an Event of

Default, and Lessee delivers to Lessor an irrevocable written election notice at least 90 days prior to the expiration of the

Applicable Term, Lessee shall have the following purchase and renewal options: (i) Lessee may purchase all of the Equipment at the end of the Applicable Term at Fair Market Value (as defined below); or (ii) Lessee may renew this Schedule for a Renewal Term of not less than 12 months to be agreed upon by Lessor and Lessee at Fair Rental Value (as defined below); provided, however, that the foregoing renewal option may not be exercised if Lessor

reasonably determines that there has been a material adverse change in Lessee's business or financial condition since the

Commencement Date; and provided further, however, that if Lessee decides not to purchase the Equipment or renew this Schedule at the end of the Applicable Term, it shall provide Lessor with irrevocable written notice thereof at least 90 days prior to the expiration of the Applicable Term and return the Equipment to

Lessor in accordance with Section 18 of the Agreement.

(b) If Lessee elects to purchase the Equipment, it shall pay

Lessor the Fair Market Value amount prior to the expiration of the Applicable Term, and Lessee shall make all other payments required hereunder during the remaining Term of this Schedule.

If Lessee elects to renew this Schedule, Lessee and Lessor shall enter into a supplement to this Schedule to confirm the

applicable Fair Rental Value amount and the length of the

applicable Renewal Term. Throughout the Renewal Term, Lessee shall pay Lessor the Fair Rental Value on the same date each period that the Rental Payment was due during the Initial Term.

(c) Should Lessee fail to: (i) provide Lessor with the 90 day notice required above; or (ii) pay Lessor the Fair Market Value amount as specified above; or (iii) return the Equipment to

Lessor in accordance with Section 18 of the Agreement, the

Applicable Term shall be extended for successive 90 day periods until Lessee returns the Equipment to Lessor in accordance with

Section 18 of the Agreement or Lessor terminates this Schedule by

10 days written notice to Lessee. In the event this Schedule is extended pursuant to the preceding sentence, Lessee shall

continue to pay Lessor the periodic Rental Payments in effect prior to the expiration of the Applicable Term, and all other provisions of the Agreement and this Schedule (including Lessee's purchase and renewal options) shall continue to apply.

(d) Fair Rental Value and Fair Market Value for the Equipment

shall be determined by agreement of Lessor and Lessee, or, if

Lessor and Lessee are unable to reach agreement, by the average of three quotes of retail prices, one obtained by Lessor, one by

Lessee and one by mutual agreement of Lessor and Lessee. Fair

Rental Value means the periodic amount that would be payable for the Equipment, or similar equipment, in an arm's length

transaction between an informed and willing Lessee and an

informed and willing Lessor, neither under compulsion to lease.

Fair Market Value means the total price that would be paid for the Equipment, or similar equipment, in an arm's length

transaction between an informed and willing buyer (other than a used equipment dealer) under no compulsion to buy and an informed and willing seller under no compulsion to sell. In determining

Fair Rental Value or Fair Market Value, the costs of removing the

Equipment from the Equipment Location and moving it to a new location shall not be deducted from its value.

(e) If Lessee elects to purchase the Equipment and has

completely fulfilled the terms and conditions of the Agreement and this Section 1, then on the last day of the Applicable Term:

(i) this Schedule shall terminate and, except as provided in

Section 30 of the Agreement, Lessee shall be relieved of all obligations under this Schedule; and (ii) Lessor shall transfer all of its interest in the Equipment to Lessee "AS IS, WHERE IS,"

and without any warranty, express or implied from Lessor, other than the absence of any liens or claims by, through, or under

Lessor.

2. OPTION B - FIXED PRICE PURCHASE AND RENEWAL OPTIONS.

(a) If Option B has been selected, no Event of Default exists, no event has occurred and is continuing that with notice or the lapse of time or both would constitute an Event of Default, and

Lessee delivers to Lessor an irrevocable written election notice at least 90 days prior to the expiration of the Applicable Term,

lessee shall have the following fixed price purchase and renewal options: (i) Lessee may purchase all of the Equipment at the end of the Applicable Term for the amount specified on the front page of this Schedule (as adjusted pursuant to Section 7 of the

Agreement) (Sale Price); or (ii) Lessee may renew this Schedule for a Renewal Term of not less than 12 months at the periodic

Rental Payment amount specified on the front of this Schedule (as adjusted pursuant to Section 7 of the Agreement) (Renewal Rental

Payment); provided, however, that the foregoing renewal option may not be exercised if Lessor reasonably determines that there has been a material adverse change in Lessee's business or

financial condition since the Commencement Date; and provided further, however, that if Lessee decides not to purchase the

Equipment or renew this Schedule at the end of the Applicable

Term, it shall provide Lessor with irrevocable written notice thereof at least 90 days prior to the expiration of the

Applicable Term and return the Equipment to Lessor in accordance with Section 18 of the Agreement.

(b) If Lessee elects to purchase the Equipment, it shall pay

Lessor the Sale Price prior to the expiration of the Applicable

Term, and Lessee shall make all other payments required hereunder during the remaining Term of this Schedule. If Lessee elects to renew this Schedule, Lessee and Lessor shall enter into a

supplement to this Schedule to confirm the length of the

applicable Renewal Term. Throughout the Renewal Term, Lessee shall pay Lessor the

NCR Credit Corporation NCR Credit Corporation

A Subsidiary of AT&T Capital Corporation Commencement Certificate

F-8854 0992


Renewal Rental Payment on the same date each period that the

Rental Payment was due during the Initial Term.

(c) Should Lessee fail to: (i) provide Lessor with the 90 day notice required above; or (ii) pay Lessor, as applicable, the

Sale Price as specified above; or (iii) return the Equipment to

Lessor in accordance with Section 18 of the Agreement, the

Applicable Term shall be extended for successive 90 day periods until Lessee returns the Equipment to Lessor in accordance with

Section 18 of the Agreement, or Lessor terminates this Schedule by 10 days written notice to Lessee. In the event this Schedule is extended pursuant to the preceding sentence, Lessee shall continue to pay Lessor the periodic Rental Payments in effect prior to the expiration of the Applicable Term, and all other provisions of the Agreement and this Schedule (including Lessee's purchase and renewal options) shall continue to apply.

(d) If Lessee elects to purchase the Equipment and has

completely fulfilled the terms and conditions f the Agreement and this Section 2, then on the last day of the Applicable Term: (i)

this Schedule shall terminate and, except as provided in Section

30 of the Agreement, Lessee shall be relieved of all obligations under this Schedule; and (ii) Lessor shall transfer all of its interest in the Equipment to Lessee "AS IS, WHERE IS," and

without any warranty, express or implied from Lessor, other than the absence of any liens or claims by, through, or under Lessor.

3. STIPULATED LOSS VALUE. For purposes of this Schedule,

the Stipulated Loss Value of he Equipment shall be determined by multiplying the applicable Stipulated Loss Value Percentage as specified in the SLV Table that incorporates this Schedule by reference by listing the Lease Number and Schedule Number

specified on the front of this Schedule) as of the due date of the last Rental Payment due immediately prior to the date of the

Loss (for purposes of this Section 3) or the Event of Default

(for purposes of Section 20) by the Total Purchase Price (as adjusted pursuant to Section 7 of the Agreement).

4. TAX INDEMNITY. (a) Lessor intends to take accelerated

cost recovery deductions (Recovery Deductions) under sections

167(a) and 168(b)(1) of the Internal Revenue Code of 1982, as

amended (Code), and accelerated depreciation deductions under applicable state law (Depreciation Deductions). Accordingly,

Lessee makes the following representations, warranties and

covenants: (i) at the time Lessee accepts the Equipment pursuant to Section 3 of the Agreement, the Equipment will have been

"placed in service" within the meaning of sections 167 and 168 of the Code; (ii) the Total Purchase Price (as adjusted pursuant to

Section 7 of the Agreement) shall qualify for Recovery Deductions and Depreciation Deductions (with the exception of any items that are not excluded by specific language on the front of this

Schedule and any increase in the Total Purchase Price that is attributable to any accrued interest under a Financing

Agreement); (iii) neither Lessee, any of its affiliates, nor any of its successors, sublessees or assigns was, is, or will become a tax-exempt entity described in section 168(h)(2) of the Code at any time during the Term of this Schedule or the five years

preceding the Commencement Date; and (iv) at no time during the

Term of this Schedule will Lessee (or any of its successors,

sublessees or assigns) take any action or fail to take any action

(whether or not such act or omission is otherwise required by the

Agreement) that results in a loss, reduction, deferral, recapture or other unavailability to Lessor of any part of the Recovery

Deductions or Depreciation Deductions. If, because of a breach of this Section 4(a), Recovery Deductions or Depreciation

Deductions are lost, reduced, deferred, recaptured or otherwise made unavailable to Lessor (a Tax Loss), Lessee shall, upon

demand by Lessor, promptly pay damages to Lessor. The amount of such damages shall be the amount necessary to provide Lessor with a Net Economic Return (as defined in Section 4(c) below) equal to the Net Economic Return that lessor would have realized if it had not suffered a Tax Loss. A Loss or damage to the Equipment will constitute a breach of this Section 4(a) if it does not result in the payment of the Lessor's Return described in Section 13 of the

Agreement.

(b) The amount of each periodic Rental Payment remaining to

be paid during the Applicable Term (as adjusted pursuant to

Section 7 of the Agreement, or as previously adjusted pursuant to this Section 4(b)) shall be adjusted, upwards or downwards, in the event that changes are made to the Code (including changes in the corporate income tax rates) or any regulations promulgated thereunder that affect the federal income tax consequences to

Lessor that were contemplated by Lessor when it determined the amount of the periodic

Rental Payment then in effect (Tax Law Change). The net effect of any adjustment under this Section 4(b) shall be to provide

Lessor a Net Economic Return equal to the net Economic Return that Lessor would have realized if no Tax Law Change had

occurred.

(c) Any damages required by Section 4(a) above and any

adjustment required by Section 4(b) above shall be in the amount necessary to provide Lessor a net after-tax yield, net after-tax cash flow and net after-tax book earnings (Net Economic Return)

equal to the Net Economic Return Lessor would have realized with respect to the transaction contemplated by this Schedule if a Tax

Loss or a Tax Law Change (as applicable) had not occurred,

assuming Lessee would fulfill all of its obligations hereunder,

and shall be based upon the same assumptions and pricing analysis used by Lessor in determining the amount of the periodic Rental

Payment then in effect, except to the extent such assumptions are affected by the Tax Loss or Tax Law Change (as applicable) at issue. Without limiting the generality of the foregoing, it

shall be irrebuttably presumed that all income of Lessor for any year is subject to tax at the highest then applicable federal income tax rate generally applicable to corporations, and that

Lessor has sufficient taxable income to offset all deductions arising hereunder.

(d) With respect to any damages or adjustments calculated

by Lessor as set forth above (Calculation Amount), at the request and expense of Lessee, Lessor shall submit the assumptions and calculations underlying any such Calculation Amount to Lessor's independent certified public accountants for verification of the maintenance of Lessor's Net Economic Return. Such accountants'

determination that the Calculation Amount does or does not

maintain Lessor's Net Economic Return (and, in the case of the latter, such accountants' determination of the adjusted amount that would so maintain such Net Economic Return) shall be binding upon Lessor and Lessee. Lessee agrees that any information

provided to such accountants by Lessor constitutes private,

NCR Credit Corporation NCR Credit Corporation

A Subsidiary of AT&T Capital Corporation Commencement Certificate

F-8854 0992


proprietary and confidential property of Lessor, and that no person other than Lessor and such accountants shall be entitled access thereto.

5. SECURITY INTEREST. Lessor and Lessee intend the

transaction described in this Schedule to be a true lease, and

Lessee hereby authorizes Lessor to file a financing statement to give public notice of Lessor's ownership of the Equipment. If such transaction is deemed by a court of competent jurisdiction to be a lease intended for security, then to secure payment and performance of Lessee's obligations under the Agreement and this

Schedule Lessee grants Lessor and its assigns a purchase money security interest in the Equipment and in all attachments,

accessories, additions, substitutions, products, replacements,

rentals and proceeds (including insurance proceeds) therefrom as well as security interest in any other equipment financed

pursuant to the Agreement or any other agreement between Lessor and Lessee (collectively, Collateral). Lessee shall execute and timely deliver to Lessor financing statements or any other

documents Lessor deems necessary to perfect or protect Lessor's security interest in the Collateral. Lessor or Lessor's agent may file as a financing statement any lease document (or copy thereof, where permitted by law) Lessor deems necessary to

perfect or protect Lessor's security interest in the Collateral.

If Lessee fails to execute any such document, Lessor or Lessor's agent is hereby authorized to file any of the foregoing signed only by Lessor or Lessor's agent.